EXHIBIT 10.17
                        AMENDMENT TO EMPLOYMENT AGREEMENT

                  THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made as of this 5th day of November, 2002, by and between Cronos Containers Inc., a California corporation (the "Employer"), and John M. Foy (the "Employee"),

                              W I T N E S S E T H:

                  WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of April 1, 1999, as amended on December 1, 1999, on December 1, 2000, on December 1, 2001 and on October 15, 2002 (hereinafter, the "Employment Agreement"); and

                  WHEREAS, pursuant to paragraph "First" of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Senior Vice President of Employer, through November 30, 2003, subject to earlier termination pursuant to the provisions of the Employment Agreement; and

                  WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement; and

                  WHEREAS, Employer and Employee wish to confirm that Employee shall be entitled to certain medical benefits in the event Employee is terminated by Employer and Employee qualifies for severance benefits;

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EXHIBIT 10.17

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

                  1. Extension of Term of Employment Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, in the position identified for Employee in the Employment Agreement, subject to the supervision and direction of that person or persons set forth in the Employment Agreement, through November 30, 2004, unless such period is sooner terminated pursuant to the provisions of paragraphs "FIFTH," "SIXTH," or "SIXTEENTH" of the Employment Agreement.

                  2. Severance Benefit -- Medical. In the event that Employee's employment with the Employer terminates under circumstances that would entitle him to the payment of severance under the Employment Agreement or Employer's severance policy, then and in such event, Employee shall be entitled to the same percentage of Employee-paid health and group term-life insurance benefits as were provided to him and to his family under the plans of the Employer as of the date of termination of Employee's employment for that period of time for which Employee is paid severance benefits under the Employment Agreement or the severance policy, as the case may be. For purposes of Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), the date of the "qualifying event" for Employee and his covered dependents shall be the date upon which the health benefits coverage provided hereunder terminates.

                  3. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

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EXHIBIT 10.17

                  IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.

                                      "EMPLOYER"

                                      CRONOS CONTAINERS INC.

                                      By /s/ DENNIS J. TIETZ
                                      ------------------------------

                                           Dennis J. Tietz

                                      Its   Director
                                      ------------------------------

                                      "EMPLOYEE"

                                       /s/ JOHN M. FOY
                                      ------------------------------

                                        John M. Foy

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